STARBOARD INVESTMENT TRUST

ADAPTIVE GROWTH OPPORTUNITIES FUND

Supplement dated May 3, 2021
to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),
each dated October 1, 2020

This Supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus and SAI, and should be retained and read in conjunction with, the Prospectus, Summary Prospectus and SAI for the Adaptive Growth Opportunities Fund (the “Fund”).

On May 7, 2021, the Fund will be converted into the Adaptive Growth Opportunities ETF.  In connection with this conversion:

Effective with the close of business on May 6, 2021, no new purchases of shares of the Fund will be accepted; and

Effective with the close of business on May 6, 2021, the Fund will stop participating in the exchange programs for the Adaptive Funds, which means that shares of other Adaptive Funds cannot be exchanged into shares of the Fund, and shares of the Fund cannot be exchanged into shares of other Adaptive Funds.

The last day to redeem shares of the Fund is May 6, 2021. Shares not redeemed by May 6, 2021 will be converted to shares of the Adaptive Growth Opportunities ETF.

For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference